                                                                EXHIBIT 10.8

                                                                Document 10.8

                                                          Contract No. MA-13304

                      COMMITMENT TO GUARANTEE OBLIGATIONS

                                       BY

                          THE UNITED STATES OF AMERICA

                                 UNDER TITLE XI

                  OF THE MERCHANT MARINE ACT, 1936, AS AMENDED

                                  ACCEPTED BY

                              TRAILER BRIDGE, INC.

                           Dated as of June 23, 1997

                      COMMITMENT TO GUARANTEE OBLIGATIONS

                                       by

                          THE UNITED STATES OF AMERICA

                                  Accepted by

                              TRAILER BRIDGE, INC.
                                   Shipowner

                  (Under Title XI, Merchant Marine Act, 1936,
                        as amended, and in effect on the
                       date of this Guarantee Commitment)

                               TABLE OF CONTENTS
                               -----------------


              Document
               Number               Document
               ------               --------
                  1      Commitment to Guarantee Obligations
                         Schedule One -- Form of Opinion of Counsel
                  2      Appendix I -- Form of Bond Purchase
                          Agreement
                  3      Appendix II -- Form of Trust Indenture
                  4      Schedule A -- Schedule of Definitions to
                                 Trust Indenture
                  5      Exhibit 1 -- General Provisions Incorporated
                         into the Trust Indenture by Reference
                  6      Exhibit 2 -- Forms of Bond, Guarantee and
                  7      Trustee's Authentication Certificate
                  7      Exhibit 3 -- Authorization Agreement
                  8      Exhibit 4 -- Form of Secretary's Supplemental
                                 Indenture
                  9      Appendix III -- Security Agreement
                  10     Exhibit 1 -- General Provisions Incorporated
                                 into the Security Agreement by Reference
                  11     Schedule X -- Schedule of Definitions
                  12     Exhibit 2 -- Form of Secretary's Note
                  13     Exhibit 3 -- Form of First Preferred
                         Mortgage
                  14     Exhibit 4 -- Title XI Reserve Fund and
                         Financial Agreement

                  15    Exhibit 5 -- General Provisions Incorporated
                                into the Title XI Reserve Fund and
                                Financial Agreement
                  16    Exhibit 6 -- Consent of Shipyards
                  17    Exhibit 7-- Construction Contract
                  18    Exhibit 8-- Depository Agreement
                  19    Exhibit 9--- Intercreditor Agreement

                                                                    Contract No.
                                                                       MA-13304

                      COMMITMENT TO GUARANTEE OBLIGATIONS
                                       by
                          THE UNITED STATES OF AMERICA
                                  accepted by
                              TRAILER BRIDGE, INC.
                                   Shipowner

                               TABLE OF CONTENTS*


                                                                                                                             Page
Parties........................................................................................................................1

Recitals.......................................................................................................................1

ARTICLE I                  Findings and Determinations of Secretary............................................................3

ARTICLE II                 Commitment to Guarantee Obligations.................................................................4

ARTICLE III                The Obligations.....................................................................................4

ARTICLE IV                 Covenants of the Shipowner..........................................................................5

ARTICLE V                  Conditions to Execution and Delivery of the
                           Authorization Agreement and the Security
                           Agreement; Conditions to be Fulfilled on
                           the Bond Closing Date...............................................................................6

ARTICLE VI                 Variation of Guarantee Commitment...................................................................9

ARTICLE VII                         Termination or Assignment of Guarantee
                             Commitment........................................................................................9

ARTICLE VIII               Conformity To Regulations..........................................................................10

ARTICLE IX                 Miscellaneous......................................................................................10

                           Signatures.........................................................................................12

----------------
         *This Table of Contents is not a part of the Guarantee Commitment and has no bearing upon the interpretation of any of its terms and provisions.

Table A

Schedule One to Guarantee Commitment
Appendix I - Form of Bond Purchase Agreement
Appendix II - Form of Trust Indenture
Appendix III - Security Agreement

                      COMMITMENT TO GUARANTEE OBLIGATIONS

                                       by

                          THE UNITED STATES OF AMERICA

                                  Accepted by

                              TRAILER BRIDGE, INC.
                                   Shipowner

                              -------------------

         THIS COMMITMENT TO GUARANTEE OBLIGATIONS, dated as of June 23, 1997 (the "Guarantee Commitment"), made and entered into by the UNITED STATES OF AMERICA (the "United States"), represented by the SECRETARY OF TRANSPORTATION, acting by and through the MARITIME ADMINISTRATOR (the "Secretary"), and accepted on said date by TRAILER BRIDGE, INC. a Delaware corporation (the "Shipowner").

RECITALS:

     A. The Shipowner is proposed to become the sole owner of the two 408'9" x 100' container deck barges (the "Vessels" when used collectively and each a "Vessel" when used singularly) to be built pursuant to a certain construction contract, dated December 30, 1996 (as heretofore or hereafter amended, including by Amendment No. 1 hereinafter referred to, the "Construction Contract") originally made with Halter Marine, Inc., a Nevada corporation (the "Shipyard") by Shipowner's affiliate Coastal Ship, Inc. and assigned to Shipowner pursuant to Amendment No. 1 thereto dated as of the Closing Date and by a certain Intercreditor Agreement dated as of the Closing Date among Shipowner, the Shipyard, and the Secretary, among others.

     B. To aid in financing the construction of the Vessels, the Shipowner will borrow an aggregate principal amount approximately equal to, but in no event in excess of 87 1/2% of the Actual Cost computed as of the Closing Date.

     C. As one means of such financing, the Shipowner has entered into a bond purchase agreement (the "Bond Purchase Agreement") with the purchaser named therein providing for the sale and delivery, on the Closing Date, of not in excess of $10,515,000 aggregate principal amount of bonds designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series" (the "Obligations") having the maturity date and interest rate set forth in the Bond Purchase Agreement and the Obligations.

     D. The Shipowner will on the Closing Date, execute and deliver an Indenture (the "Indenture"), between the Shipowner and State Street Bank and Trust Company, as Indenture

Trustee (the "Indenture Trustee"), in connection with the Obligations to be issued in respect of the Vessels, in the aggregate amount, with the maturity and bearing interest at the rate specified in the Trust Indenture.

     E. Under the Authorization Agreement (the "Authorization Agreement"), Contract MA-13305 to be entered into on the Closing Date between the Secretary and the Indenture Trustee, the Indenture Trustee will be authorized to endorse and execute, by means of facsimile signature of the Secretary and the facsimile seal of the Department of Transportation, on each of the Obligations issued and to authenticate a guarantee by the Secretary of the payment in full of all the unpaid interest on, and the unpaid balance of the principal of, each Obligation, including interest accruing between the date of default under such Obligation and the date of payment by the Secretary (individually, a "Guarantee" and, collectively, the "Guarantees").

     F. The Shipowner, as security for the Guarantees, and as security to the Secretary for the payment to the Secretary of the principal of, and the interest due or to become due on, the Secretary's Note to be executed in accordance with the terms thereof, will, on the Closing Date, enter into a Security Agreement with the Secretary (the "Security Agreement"), Contract MA-13306, pursuant to which the Shipowner will assign to the Secretary, among other things, all of the Shipowner's interest in the Construction Contract, and all other contracts which relate to the construction of the Vessels, as specified therein, and all property, including the Vessels, in which the Shipowner has or will have an interest pursuant to the Construction Contract.

     G. The Shipowner will as further security to the Secretary, execute and deliver on the date of the delivery of the first Vessel to be delivered pursuant to the Construction Contract, a First Preferred Fleet Mortgage, Contract MA-13307, created under and pursuant to Chapter 313, Title 46 United States Code, to the Secretary, as Mortgagee, upon and attaching to such Vessel in the form of Exhibit 3 to the Security Agreement (or in the case of the second Vessel to be delivered, in the form provided for in Exhibit B to said
Exhibit 3).

     H. In connection with the execution and delivery of the Security Agreement, the Shipyard will enter into a consent to the assignment of the Construction Contract (the "Consent of Shipyard").

     I. In order to implement certain aspects of the transactions contemplated by the Security Agreement and the Indenture, the Secretary, the Shipowner and State Street Bank and Trust Company (the "Depository") will enter into the Depository Agreement, Contract MA-13308 (the "Depository Agreement") and the parties thereto will enter into the Intercreditor Agreement.

     J. The Shipowner will as further security to the Secretary, enter into a Title XI Reserve Fund and Financial Agreement, Contract MA-13309, with the Secretary (the "Title XI Reserve Fund and Financial Agreement").

                              W I T N E S S E T H:
                              --------------------

         That under the provisions of Title XI of the Merchant Marine Act, 1936, as amended and in effect on the date hereof (said provisions, as so amended and in effect on the date hereof, being called "Title XI") and in consideration of (i) the covenants of the Shipowner contained herein, (ii) the payment by the Shipowner to the Secretary of the charges for this Guarantee Commitment pursuant to Section 1104(f) of Title XI and (iii) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Secretary hereby commits itself as herein provided.

         The forms of following executed documents are annexed to each counterpart of this Guarantee Commitment: the Security Agreement, the Title XI Reserve Fund and Financial Agreement, and the Depository Agreement.

         Annexed to each counterpart of this Guarantee Commitment are also the forms of the Construction Contract, Consent of Shipyard, the Bond Purchase Agreement, the Indenture, the Bonds, the Authorization Agreement, the Mortgage, the Intercreditor Agreement, and the Secretary's Note. As used herein, the "Closing Date" refers to the date for the execution and delivery of the Obligations as provided in the Bond Purchase Agreement annexed hereto, subject to the conditions contained in Article V hereof.

         The Consent of Shipyard, the Construction Contract, the Security Agreement, the Title XI Reserve Fund and Financial Agreement, the Intercreditor Agreement, the Bond Purchase Agreement, the Indenture, the Bonds, the Authorization Agreement, the Mortgage, and the Secretary's Note (except as otherwise required by the Secretary), shall be executed and delivered substantially in the respective forms annexed hereto, except that the blanks, if any, therein shall be filled in as contemplated therein and herein and, except further that the interest rates of the Bonds must be further approved by the Secretary.

                                   ARTICLE I

                    Findings and Determinations of Secretary

         Pursuant to Section 1104(d) of Title XI, the Secretary has found that the property or project with respect to which the Obligations will be executed will be, in his opinion, economically sound.

         Pursuant to Sections 1101(f), 1101(g) and 1104(b)(2) of Title XI, the Secretary has determined that the aggregate of the Actual Cost of the Vessels is $12,018,052. The Actual Cost for each Vessel is comprised of the amounts determined by the Secretary set forth in Table A annexed hereto, and the Secretary has determined that the amounts set forth in said Table A are itemized as also set forth therein. The Secretary may make a redetermination of the Actual Cost of one or more of the Vessels to include, in addition to the items set forth or referred to in said

Table A, any other items or any increase or decrease in the amounts of the items set forth or referred to therein.

         On the Closing Date, the aggregate principal amount of the Bonds will not exceed 87 1/2% of the Actual Cost as of the Closing.

  Pursuant to Section 1104(b)(3) and 1104(b)(5) of Title XI, respectively, the Secretary has determined that the maturity date of the Obligations is satisfactory and that the interest rate to be borne by the Bonds (exclusive of the charges for the Guarantee Fee and service charges, if any) to be issued on the Closing Date is reasonable, taking into account the range of interest rates prevailing in the private market for similar loans and risks assumed by the Secretary.

         Pursuant to Section 1104(b)(4) of Title XI, the Secretary has determined that payments of principal required by the Obligations are satisfactory.

                                   ARTICLE II

                      Commitment to Guarantee Obligations

         The United States, represented by the Secretary, HEREBY COMMITS ITSELF TO GUARANTEE (as provided in the Obligations) the payment of the unpaid interest on, and the unpaid balance of the principal of, the Obligations, including interest accruing between the date of default under the Obligations and the payment in full of the Guarantees, and, to effect this Guarantee Commitment, hereby commits itself to execute and deliver the Authorization Agreement, the Security Agreement, the Title XI Reserve Fund and Financial Agreement, and the Depository Agreement on the Closing Date and to execute the Mortgage on each Vessel on the date of her respective delivery.

                                  ARTICLE III

                                The Obligations

     The Obligations shall be as provided in the Indenture and in the form of the Obligations annexed as Exhibit 2 to the Indenture. The Obligations shall be subject to all of the terms and conditions set forth in the Indenture and in the forms thereof. The Indenture, the Bonds, the Secretary's Note, the Mortgage, the Title XI Reserve Fund and Financial Agreement, and the Depository Agreement shall be executed and delivered by the Shipowner on (except for the Mortgage, which the Shipowner covenants to execute upon each Vessel on the respective date of her delivery) the Closing Date. The forms of the Bond Purchase Agreement, the Offering Circular, the Indenture, the Obligations, the Authorization Agreement, the Security Agreement, the Mortgage, the Secretary's Note, the Title XI Reserve Fund and Financial Agreement, and the Depository Agreement are hereby approved by the Secretary.

                                   ARTICLE IV

                           Covenants of the Shipowner

     The Shipowner represents and, until termination of this Guarantee Commitment, agrees:

                  (a) that each Vessel has been or will be constructed substantially in accordance with the plans and specifications, as applicable, pursuant to the Construction Contract in a shipyard within the United States approved by the Secretary and on the respective delivery date of each Vessel, each Vessel will be documented under the laws of the United States;

                  (b) to furnish to the Secretary, promptly upon written request, such reasonable, material and pertinent reports, evidence, proof or information, in addition to that furnished pursuant to the further provisions of this Guarantee Commitment or in the application for this Guarantee Commitment under Title XI or otherwise available to the Secretary, as the Secretary may reasonably deem necessary or appropriate in connection with the performance by the Secretary of his duties and functions under the Act;

                  (c) to maintain records of all amounts paid or obligated to be paid by or for the account of the Shipowner for the construction of each Vessel;

                  (d) to permit the Secretary, promptly upon request, to make such reasonable, material and pertinent examination and audit of the Shipowner's books, records and accounts and to take such information therefrom and make such transcripts or copies thereof, as the Secretary may reasonably deem necessary or appropriate in connection with the performance by the Secretary of his duties and functions under the Act;

                  (e) to maintain its United States citizenship within the meaning of Section 2 of the Shipping Act, 1916, as amended, for the purpose of operation of the Vessels in the trade or trades in which the Shipowner proposes to operate the Vessels, to the satisfaction of the Secretary and, at the time of the execution and delivery of the Authorization Agreement, to submit to the Secretary such supplemental proof of citizenship as the Secretary may deem appropriate to evidence the continued United States citizenship of the Shipowner for said purpose; and

                  (f) to execute and deliver the Bond Purchase Agreement, the Bonds, the Security Agreement, the Indenture, the Secretary's Note, the Mortgage, the Title XI Reserve Fund and Financial Agreement, the Consent of Shipyard and the Depository Agreement.

                                   ARTICLE V

                  Conditions to Execution and Delivery of the
               Authorization Agreement and the Security Agreement

         On the Closing Date, the Authorization Agreement shall be executed and delivered by the United States and the Indenture Trustee; the Security Agreement and the Title XI Reserve Fund and Financial Agreement shall be executed and delivered by the Shipowner and the Secretary; the Indenture shall be executed and delivered by the Shipowner and the Indenture Trustee; the Construction Contract shall have been executed and delivered by the Shipowner and the Shipyard; the Consent of the Shipyard shall be executed and delivered by the Shipyard; the Intercreditor Agreement shall have been executed and delivered by all parties thereto; the Depository Agreement shall be executed and delivered by the Shipowner, the Secretary and the Depository; the Secretary's Note shall be executed and delivered and the Bonds shall be issued and delivered by the Shipowner; and the Bond Purchase Agreement shall be executed and delivered by the Shipowner and the purchaser of the Bonds. The obligation of the United States represented by the Secretary to execute and deliver the Authorization Agreement, the Security Agreement, the Mortgage, the Depository Agreement and the Title XI Reserve Fund and Financial Agreement on the Closing Date shall be subject to the following conditions unless waived in writing by the Secretary:

          (a) the Closing Date shall occur prior to September 26, 1997;

          (b) on the Delivery Date, each Vessel shall be free of any claim, lien, charge, mortgage or other encumbrance of any character (except the Security Agreement, and liens otherwise permitted by Section 2.04 of Exhibit 1 to the Security Agreement); and on the Closing Date the Bond Purchase Agreement shall have been executed and delivered on or prior to the Closing Date and the Indenture and the Obligations shall have been duly executed and delivered on the Closing Date;

          (c) on the Closing Date, the Shipowner shall be a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended, and shall have furnished to the Secretary an affidavit setting forth data showing such citizenship to the Secretary's satisfaction at least 20 days prior to the Closing Date and the Shipowner shall have submitted pro forma affidavits at least ten days prior to the Closing Date;

          (d) (i) there shall have been delivered to the Secretary two executed counterparts of the Bond Purchase Agreement, and two executed counterparts of the Indenture, (ii) two specimen copies of the Obligations issued under the Indenture; and (iii) two copies of all other documents delivered by the Shipowner or the Indenture Trustee on the Closing Date;

          (e) the following representations and warranties shall have been made to the Secretary in writing and shall be true as of the Closing Date:

          (i) the Shipowner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has not failed to qualify to do business in any jurisdiction in the United States in which its business or properties require such qualification, and had and has full legal right, corporate power and authority to own its own properties and assets and conduct its business as it is presently conducted;

          (ii) the Shipowner had and has legal power and authority to enter into and carry out the terms of this Guarantee Commitment, the Construction Contract, the Bond Purchase Agreement, the Obligations, the Indenture, the Security Agreement, the Secretary's Note, the Mortgage, the Title XI Reserve Fund and Financial Agreement, the Intercreditor Agreement, and the Depository Agreement;

          (iii) each and all of the documents and instruments referred to in clause (ii) hereof have been duly authorized, executed and delivered by the Shipowner and constitute, in accordance with their respective terms, legal, valid and binding instruments enforceable against the Shipowner, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or the similar laws of general application relating to or affecting the enforcement of creditors rights as from time to time in effect;

          (iv) the consummation of the transactions contemplated by and compliance by the Shipowner of all the terms and provisions of the documents and instruments referred to in clause (ii) hereof will not violate any provisions of the Certificate of Incorporation or By-laws of the Shipowner and will not result in a breach of the terms and provisions of, or constitute a default under any other agreement or undertaking by the Shipowner or by which the Shipowner is bound or any order of any court or administrative agency entered into in any proceedings to which the Shipowner is or has been a party;

          (v) there is no litigation, proceeding or investigation pending or, to the best of the Shipowner's knowledge, threatened, involving the Shipowner or any of its property which could prevent or jeopardize the performance by the Shipowner of the documents and instruments referred to in clause (ii) hereof.

     (f) there shall have been delivered to the Secretary a copy of each document and legal opinion delivered to the Purchasers of the Obligations on the Closing Date;

     (g) the Secretary shall have received the initial Guarantee Fee payable under the Security Agreement;

     (h) all charges levied or assessed by the Secretary under Section 1104(f) of Title XI shall have been paid by the Shipowner;

     (i) the Shipowner shall have performed without material breach its agreements under Article IV hereof, and the further terms, conditions and provisions of this Guarantee Commitment shall have been complied with in all material respects;

     (j) there shall not have occurred any event which constitutes (or after any period of time or any notice, or both, would constitute) a "Default" under the Security Agreement;

     (k) there shall have been delivered to the Secretary by the Shipowner an opinion (or opinions) of counsel acceptable to the Secretary, and in form and substance satisfactory to the Secretary, to the effect that:

     (i) by the terms of the Security Agreement, the Shipowner has granted to the Secretary a fully perfected, first priority security interest in each of the assets which constitutes the Security, as defined therein;

          (ii) all filings and recordings required or available to perfect the Secretary's first priority security interests in the Security, as defined in the Security Agreement, granted by the Shipowner in the Security Agreement, and to render such security interests valid and enforceable under the laws of the States of Mississippi and Florida (including without limitation, all filings of financing statements under the UCC) have been duly effected, and no periodic refiling or periodic re-recording is required to protect and preserve the perfection and first priority of such security interests, except as provided by the laws of such State;

          (iii) all agreements have been executed and all action has been taken which are required under the laws of the Commonwealth of Massachusetts to establish a bailment by the Shipowner/Secretary/Bailor of the amounts held or to be held by the Depository/Bailee under the Depository Agreement, at whatever time, whether such amounts are cash, instruments, negotiable documents, chattel paper, proceeds thereof or otherwise (the "Funds"), in order to insure that the Secretary has a fully perfected first priority security interest in the Funds;

     (l) there shall have been executed and delivered to the Secretary an opinion of counsel to the effect stated in the form annexed hereto as Schedule One;

     (m) the Secretary shall have received a letter agreement from the Shipowner to provide the Secretary within a reasonable time after the Closing Date, with seven conformed copies of the Guarantee Commitment and each of the Appendices and Exhibits thereto executed on or prior to such date;

     (n) on the Closing Date, the qualifying requirements set forth in Section 15 of the Title XI Reserve Fund and Financial Agreement shall have been complied with and certified to as required therein;

     (o) at least ten days prior to the Closing Date, there shall have been delivered to the Secretary, pro forma balance sheets for the Shipowner as of the Closing Date, certified by an officer of the Shipowner showing, among other things, all non-Title XI debt of the Shipowner;

     (p) on the Closing Date, the Shipowner shall certify that all non-Title XI loans to the Shipowner relating to the Vessels have been discharged save only such as Shipowner expects to pay from the proceeds of the Obligations; and

     (q) at least ten days prior to the Closing Date the Secretary shall have been furnished evidence that the Vessels have been insured as required by the Secretary,

                                   ARTICLE VI

                       Variation of Guarantee Commitment

     No variation from the terms and conditions hereof shall be permitted except pursuant to an amendment executed by the Secretary and accepted by the Shipowner.

                                  ARTICLE VII

               Termination or Assignment of Guarantee Commitment

     This Guarantee Commitment may terminate and the parties hereto shall have no further rights or obligations hereunder, upon written notice by the Secretary, after the earlier of (a) the termination of the obligations of the United States pursuant to the Shipowner's failure to satisfy one or more conditions set forth in Article V hereof or (b) the execution and delivery of the Security Agreement and the Authorization Agreement.

     This Guarantee Commitment may not be assigned by the Shipowner without the prior written approval of the Secretary and any attempt to do so shall be null and void ab initio.

                                  ARTICLE VIII

                          Conformity with Regulations

     The Secretary hereby affirms that, with respect to the rights of the Indenture Trustee and the Holders of the Obligations, this Guarantee Commitment conforms to its existing regulations governing the issuance of commitments to guarantee and guarantees under Title XI of the Act and that this Guarantee Commitment contains a complete list of conditions required for the execution and delivery of guarantees including the Guarantees.

                                   ARTICLE IX

                                 Miscellaneous


     (a)  The table of contents
and the titles of the Articles are inserted as a matter of convenient reference and shall not be construed as a part of this Guarantee Commitment. This

Guarantee Commitment may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         (b) For all purposes of this Guarantee Commitment, unless otherwise expressly provided or unless the context shall otherwise require:

                  (i) The terms "hereof," "herein," "hereby," "hereto," "hereunder," "hereinafter" and "herewith" refer to this Guarantee Commitment as the same may be supplemented or amended as herein provided.

                  (ii) Terms defined in Schedule X of the Security Agreement annexed hereto or by reference therein to other instruments shall have the respective meanings stated in Schedule X or such other instruments.

     IN WITNESS WHEREOF, this Commitment to Guarantee Obligations has been executed by the United States and accepted by the Shipowner, all as of the day and year first above written.

                                                 UNITED STATES OF AMERICA,
                                                SECRETARY OF TRANSPORTATION

                           BY: MARITIME ADMINISTRATOR

(SEAL)

                              BY: Joel C. Richard

                                   Secretary

                                                         Maritime Administration

Attest:

Larry Main

Assstant Secretary
Maritime Administration

                                                     ACCEPTED BY:

                              TRAILER BRIDGE, INC.

                                                              as Shipowner

                                                     BY: John McCown

(SEAL)

Attest:
BY: William G. Gotimer, Jr.

                                   TABLE A

     The aggregate Actual Cost of the Vessels Hull No. 287 and Hull No. 288 as of the date hereof as determined by the Secretary (namely, (i) the amounts paid by or for the account of the Shipowner as of the date hereof for the Construction of the Hull No. 287 and Hull No. 288, plus (ii) the amount which the Shipowner was on said date obligated under the Construction Contract or otherwise to pay from time to time thereafter for the Construction of the Hull No. 287 and Hull No. 288) is $12,018,052 calculated and itemized as follows :

                                                                       Amount*
                                                     Amount*           Obligated
                                                      Paid             To be Paid             Total
Contract Price                        Hull 287         5,768,806
                        Hull 288                                                                5,768,806
Design, Engineering
and Inspection                                          96,000

Net Interest During

Construction                                                                                                  144,220
Total Actual Cost

 Per Vessel                                                                                                   6,009,026

Number of Vessels
         2

Total Actual Cost                                                                                         12,018,052


* The Secretary has not yet made findings as to the amounts actually paid to date by the Shipowner (or hence as to the remaining amounts which the Shipowner is obligated to pay in the future).

              SCHEDULE ONE TO COMMITMENT TO GUARANTEE OBLIGATIONS:
                         FORM OF OPINION(S) OF COUNSEL